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                            [VAN KAMPEN FUNDS LOGO]


August 18, 2003


Dear Shareholder:

Recently, we mailed you proxy voting materials requesting approval of a matter concerning the reorganization of Van Kampen Asian Equity Fund and Van Kampen Latin American Fund into the Van Kampen Emerging Markets Fund. To date, we have no record of receiving your vote. Please take a few minutes to review the information contained in this letter and cast your vote.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE. IF THE SHARES REMAIN UNVOTED, D. F. KING & CO., INC., A PROXY SOLICITOR RETAINED BY VAN KAMPEN, MAY CONTACT YOU BY TELEPHONE TO OBTAIN YOUR VOTE.

The shareholder meeting was held on August 13, 2003 and was adjourned to allow further effort to obtain the required quorum. The meeting has been rescheduled for September 10, 2003.

The purpose of the Meeting is to seek shareholder approval of the reorganization of Van Kampen Asian Equity Fund and Van Kampen Latin American Fund into the Van Kampen Emerging Markets Fund. After careful consideration, the Board of Directors of each of the Van Kampen Asian Equity Fund and the Van Kampen Latin American Fund has determined that each Reorganization will benefit the respective shareholders and recommends that you cast your vote "FOR" the respective proposed Reorganization.

The purposes of the proposed Reorganizations are to permit the shareholders of Van Kampen Asian Equity and Van Kampen Latin American Funds to (i) achieve certain economies of scale from the Emerging Markets Fund's larger net asset size and the potentially lower operating expenses (excluding any fee waivers) associated therewith (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and
(iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

Please join many of your fellow shareholders and vote for the proposal. To cast your vote, simply complete the enclosed proxy card and return in the postage paid envelope provided. As a matter of convenience, you may cast your vote via the Internet or by telephone. Instructions for casting you vote via the Internet or telephone are printed on the enclosed proxy ballot. Additionally, the required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the Internet or telephone, there is no need to mail the card.

If you have any questions, please do not hesitate to contact the Van Kampen Client Relations Department at 1-800-341-2911.

We appreciate your careful and prompt consideration of this matter.


Sincerely,




Van Kampen Asian Equity Fund
Van Kampen Latin American Fund